                                                                    EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING FIBERS, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37808-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: SEPTEMBER YEAR: 2001

              MONTH                       7/16/01-8/31/01       9/30/01
----------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                            $  4,472,168     $ 1,311,018    $   --    $   --    $   --    $   --
INCOME BEFORE INT. DEPREC./TAX (MOR-6)      $   (209,403)    $  (228,529)   $   --    $   --    $   --    $   --
NET INCOME (LOSS) (MOR-6)                   $ (1,202,563)    $  (891,256)   $   --    $   --    $   --    $   --
PAYMENTS TO INSIDERS (MOR-9)                $         --     $        --    $   --    $   --    $   --    $   --
PAYMENTS TO PROFESSIONALS (MOR-9)           $         --     $        --    $   --    $   --    $   --    $   --
TOTAL DISBURSEMENTS (MOR-7)                 $  6,063,610     $ 4,412,856    $   --    $   --    $   --    $   --

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                EXP.
         See attachment 2                               DATE
-----------------------------                           ----
CASUALTY                           YES (x) NO ( )  08 - 01 - 02
LIABILITY                          YES (x) NO ( )  07 - 01 - 02
VEHICLE                            YES (x) NO ( )  07 - 01 - 02
WORKER'S                           YES (x) NO ( )  07 - 01 - 02
OTHER                              YES (x) NO ( )  various

ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? YES       If so, describe

                                See Attachment 3
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
                ----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------

                           I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                           SIGNED /s/ PAUL VANDERHOVEN
                                  ----------------------------------------------
                                             (ORIGINAL SIGNATURE)

                           TITLE  VP Finance, CFO
                                  ----------------------------------------------


MOR-1

CASE NAME: STERLING FIBERS, INC.                  CASE NUMBER: 01-37808-H4-11


                                                                                                                             PAID
  COVERAGE          POLICY PERIOD   POLICY NO.                        LIMITS                   CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------

See Attachment 2



MOR-1 ATTACHMENT 2

                                                                    Page 3 of 15
                                                                        10/18/01

                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.

NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.             TERM       EXPIRE
---       -----------------               --------------                 -------------             ----       ------

1    Workers Compensation             Statutory - $1,000,000          American Guar.              1 year     7/1/2002
                                      Employers Liability. Ded.       Zurich US
                                      $250,000 per accident.

2    Automobile Liability             $2,000,000 ea. occurrence.      American Guar.              1 year     7/1/2002
                                      Ded. $25,000 per occurrence.    Zurich Amer.

3    Excess Liability                 $5,000,000 ea. occurrence and   Primex, Ltd                 1 year     7/1/2002
     Excess to $1 Million SIR         aggregate. Excess $1,000,000
                                      GL $2,000,000 AL.

4    Excess Liability                 $20,000,000 ea. loss and        Primex, Ltd. (Reinsured     1 year     7/1/2002
                                      aggregate.                      through AIG.)

5    Excess Liability                 $50,000,000 ea. loss and        Gerling Global              1 year     7/1/2002
                                      aggregate.


6    Excess Liability                 $100,000,000 ea. loss and       Lloyd's                     1 year     7/1/2002
                                      aggregate.                      Lore


7    Excess Liability                 $50,000,000                     Zurich                      1 year     7/1/2002

8    Excess Liability                 $50,000,000                     AIG                         1 year     7/1/2002

NO.       TYPE OF INSURANCE               EXPOSURE BASE                     ANNUAL PREMIUM
---       -----------------               -------------                     --------------

1    Workers Compensation             Total annual remuneration   $195,653 - Audit at (AFCO) expiration.
                                                                  Plus all losses within deductible.


2    Automobile Liability             Number of vehicles owned    $92,955 (AFCO)
                                      and leased

3    Excess Liability                 Annual revenues and         $451,090 Annual - Half on
     Excess to $1 Million SIR         remuneration                7/1/01; 1/2 on 1/1/02.


4    Excess Liability                 Included                    Included


5    Excess Liability                 Flat charge - based on      $295,000
                                      exposures and risk
                                      potential

6    Excess Liability                 Flat charge - based on      $241,886
                                      exposures and risk
                                      potential

7    Excess Liability                 Flat charge                 $109,210

8    Excess Liability                 Flat Charge                 $80,938

                                                                    Page 4 of 15
                                                                        10/18/01


NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.             TERM       EXPIRE
---       -----------------               --------------                 -------------             ----       ------

9    Excess Liability                 $50,000,000                     Starr Excess                1 year     7/1/2002

10   Marine Terminal Operators        $50,000,000 ea. occurrence.     New Hampshire Ins. Co.      1 year     7/1/2002
     Liability and Charterer's        Ded. $25,000 per occurrence     thru Marsh London
     Legal Liability                  $100,000 pollution per
                                      occurrence.

11   Excess Marine Liability          $24,000,000 excess of MTO,      XL Specialty                1 year     7/1/2002
                                      CLL, P&L                        Brockbank &
                                                                      Liberty Und.

12   Excess Marine Liability          $25,000,000 excess $24,000,000  XL Specialty                1 year     7/1/2002
                                                                      Brockbank & N.Y.
                                                                      Marine Gen. Ins.

13   Property Damage, Business        $ Total insured values          Munich Re: et. al.          1 year     8/1/2002
     Interruption and Boiler &        combined all-risk. Sublimits:
     Machinery                        Flood - $100 mil., Earthquake
                                      - $100 mil., $10 mil extra
                                      expense. Ded.: Petrochem
                                      $1,000,000 PD, 10 day - BI.
                                      Pulp & Fibers - $1 mil. PD/BI.

14   Directors & Officers             $15,000,000 each loss and each  National Union              1 year    8/21/2002
     Liability                        policy year. Ded. $1,000,000    Indemnity
                                      Corp. Reimb.


15   Excess Directors &               $10,000,000 excess of Primary   Hartford                    1 year    8/21/2002
     Officers Liability               D&O

16   Directors & Officers             $10,000,000                     XL Specialty Ins. Co.       1 year    8/21/2002
     Liability

NO.       TYPE OF INSURANCE               EXPOSURE BASE                     ANNUAL PREMIUM
---       -----------------               -------------                     --------------

9    Excess Liability                 Flat Charge                 $62,500


10   Marine Terminal Operators        Based on volume             $27,000 (AFCO) Min. premium & deposit.
     Liability and Charterer's        throughput and no.
     Legal Liability                  chartered vessels.


11   Excess Marine Liability          Volume thru put &           $57,375
                                      vessels docked.


12   Excess Marine Liability          Flat                        $21,250



13   Property Damage, Business        Property Values -           Annual - Financed through
     Interruption and Boiler &        PD Income values -          AFCO. $4.0M (est.)
     Machinery                        BI PML, fire protection
                                      available; many
                                      other factors.



14   Directors & Officers             Various                     $316,000 (15 mos.)
     Liability



15   Excess Directors &               Various                     $223,700 (15 mos.)
     Officers Liability

16   Directors & Officers             Various                     $115,000 (15 mos.)
     Liability

                                                                    Page 5 of 15
                                                                        10/18/01


NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.             TERM       EXPIRE
---       -----------------               --------------                 -------------             ----       ------

17   Employee Dishonesty &            $5,000,000 each Insuring        Texas Pacific               1 year    10/1/2002
     Depositor's Forgery              Agreement. Ded. $50,000.        Chubb

18   Hull & Machinery and             Barge Hull Value                Zurich-American             1 year     7/1/2002
     Protection & Indemnity           (M-25 = $1,500,000)             Insurance Co.
                                      Ded. $5,000 per loss.
                                      $1,000,000 P&I

19   Pollution Insurance              Section A - $250,000            Water Quality               1 year     7/1/2002
                                      Section B - $5,000,000          Insurance
                                      CERCLA - $5,000,000             Syndicate

20   Marine and Railroad Cargo        $12,000,000 any one vessel      Mutual Marine               1 year    Continuing
                                      $1,000,000 any one barge
                                      $1,000,000 any one rail ship.
                                      $100,000 any one truck

21   Duty Drawback Bond               $1,000,000                      Washington                  1 year    Continuing
                                                                      International

22   Fiduciary                        $10,000,000                     National Union              1 year    8/21/2002
                                      Ded. $250,000 per occurrence

23   Environmental Impairment         $4,000,000 per loss             ECS                         1 year    1/15/2002
     Liability (Petrochem &           $8,000,000 aggregate            (Indian Harbor)
     Fibers)

24   Closure/Post Closure             $1,995,222 Combined             Underwriters                1 year    Continuous
     Bonds - Petrochem                                                Indemnity


NO.       TYPE OF INSURANCE               EXPOSURE BASE                     ANNUAL PREMIUM
---       -----------------               -------------                     --------------

17   Employee Dishonesty &            Various                     $14,450
     Depositor's Forgery

18   Hull & Machinery and             Hull & Machinery            $29,378 (AFCO)
     Protection & Indemnity           values



19   Pollution Insurance              Hull gross registered       $4,258 (AFCO)
                                      tonnage


20   Marine and Railroad Cargo        Declared shipment           $40,000 Annual Approx.
                                      values


21   Duty Drawback Bond               Limit                       $2,875


22   Fiduciary                        Various                     $22,000 - Financed through Imperial.



23   Environmental Impairment         Loss Potential              $106,200 - Financed through AFCO.
     Liability (Petrochem &
     Fibers)

24   Closure/Post Closure             Estimated                   $40,610
     Bonds - Petrochem                Closure/Post
                                      Closure Costs


     ANNUAL TOTAL:                                     $3,459,260 *

     *Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

ATTACHMENT 3
POSTPETITION PAYMENT OF PREPETITION LIABILITIES

VENDOR                                               AMOUNT        ORDER
STERLING FIBERS, INC. CASE #01-37808-H4-11
Floyd/Beasley Transfer Company                     $ 10,101.32   shippers
Jack's Transportation, Inc.                        $  2,841.75   shippers
Sargent Trucking                                   $ 10,610.62   shippers
Sunbelt Furniture Express, Inc.                    $  5,940.37   shippers
CH2M Hill                                          $ 15,000.00   critical vendor
                                                   -----------
    TOTAL                                          $ 44,494.06
                                                   ===========

SUMMARY
Critical Vendors                                   $ 15,000.00
Shippers                                           $ 29,494.06
                                                   -----------
TOTAL                                              $ 44,494.06
                                                   ===========

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED SEPTEMBER 30, 2001
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $   1,371                $   1,222              $       -                 $     296
        Trade accounts receivable, net              -                   42,057                     44                     3,131
        Other Receivables                           -                    2,819                      -                         -
        Due from affiliates                         -                   19,544                 11,309                     4,522
        Inventories                                 -                   26,899                      -                     8,819
        Prepaid expenses                            9                    2,585                      -                         -
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,380                   95,126                 11,353                    16,768

Property, plant and equipment, net                  -                  127,479                  3,325                     6,310
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                      -                         -
Investments in Subs                            35,059                   95,073                  4,955                         -
Other assets                                    7,356                   24,279                      -                     1,428
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  43,795                $ 343,457              $  19,633                 $  24,506
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   1                  104,081                  1,676                     3,582
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   20,051                      -                     5,055
        Unsecured debt                        192,878                  277,260                  1,110                    73,391
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                     (458)                     -                       458
Redeemable preferred stock                     27,272                  (15,769)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (229,904)                     -                     9,676
        Retained earnings-Filing Date         191,191                 (215,021)                15,690                  (138,587)
        Retained earnings-Post Filing Date          8                  (23,305)                 1,156                    (2,094)
        Pension adjustment                          -                     (135)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (3)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,356)                (468,293)                16,847                  (131,005)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,356)                (470,830)                16,847                  (131,005)

TOTAL LIABILITIES AND EQUITY                $  43,795                $ 343,457              $  19,633                 $  24,506
                                            ====================================================================================
                                            $       -                $       -              $       -                 $       -


                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $     916             $       -                 $     170
        Trade accounts receivable, net             -                     3,366                   992                     5,095
        Other Receivables                          -                     4,350                     -                         -
        Due from affiliates                    2,634                    43,628                   835                     5,969
        Inventories                                -                         -                   104                     1,713
        Prepaid expenses                        (283)                        -                     -                        16
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,351                    52,260                 1,931                    12,963

Property, plant and equipment, net                 -                         -                     -                    44,332
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   297,229                 3,118                         -
Other assets                                   2,754                     7,335                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,105                 $ 356,824             $   5,049                 $  57,295
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 13                    19,774                   463                     2,716
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          323                     5,932                     -                         -
        Unsecured debt                           840                   264,992                   170                    62,478
        Other / Intercompany                       -                     5,727                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 5,438                     3,118
        Retained earnings-Filing Date            779                   (90,595)                 (876)                  (10,908)
        Retained earnings-Post Filing Date      (502)                      446                  (146)                     (109)
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 277                    (6,753)                4,416                    (7,899)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       277                    (6,753)                4,416                    (7,899)

TOTAL LIABILITIES AND EQUITY                $  5,105                 $ 356,824             $   5,049                 $  57,295
                                            ==================================================================================
                                            $      -                 $       -             $       -                 $       -

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   3,975
        Trade accounts receivable, net              -                 54,685
        Other Receivables                           -                  7,169
        Due from affiliates                   (81,463)                 6,978
        Inventories                                 -                 37,535
        Prepaid expenses                            -                  2,327
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                          (81,463)               112,669

Property, plant and equipment, net                  -                181,446
Deferred income taxes                               -                      -
Investments-Third Party                             -                  1,500
Investments in Subs                          (385,026)                50,408
Other assets                                       (1)                43,151
                                            --------------------------------

TOTAL ASSETS                                $(466,490)             $ 389,174
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (25,088)               107,218
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (5,378)                25,983
        Unsecured debt                       (130,528)               742,591
        Other / Intercompany                 (201,020)                 5,727
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (43,602)              (539,481)
        Retained earnings-Filing Date               -               (248,327)
        Retained earnings-Post Filing Date          -                (24,546)
        Pension adjustment                          -                   (135)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (3)
                                            --------------------------------
                                              (43,603)              (812,369)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (43,603)              (814,906)

TOTAL LIABILITIES AND EQUITY                $(466,490)             $ 389,174
                                            ================================
                                            $       -              $       -


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES


                                      ----------------------------------------------------------------------------------------------
                                        8/31/2001(1)       MONTH        MONTH            MONTH           MONTH           MONTH
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $     3,026   $    3,514  $           --  $           --  $           --
ROYALTY AND REVENUE PAYABLE                       --           --              --              --              --
NOTES PAYABLE - INSURANCE                         --           --              --              --              --
TAX PAYABLE:                                                   --                                              --
    Federal Payroll Taxes                          5            5              --              --              --
    State Payroll & Sales                         13            1              --              --              --
    Ad Valorem Taxes                              --           --              --              --              --
    Other Taxes (Property/franchise)             389           62              --              --              --
TOTAL TAXES PAYABLE                      $       407    $      68  $           --  $           --  $           --  $           --
SECURED DEBT POST-PETITION                        --           --              --              --              --
ACCRUED INTEREST PAYABLE                          --           --              --              --              --
*ACCRUED PROFESSIONAL FEES:                       --           --              --              --              --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs            --           --              --              --              --
  2.  Lease Operating Expenses/Capital            --           --              --              --              --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $     3,433    $   3,582  $           --  $           --  $           --  $           --
====================================================================================================================================

*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01.

MOR-4

CONSOLIDATED DEBTORS(1)

              AGING OF POST-PETITION LIABILITIES(2) (IN THOUSANDS)
                                 MONTH 9/30/2001

                                                                        AD-VALOREM,     ROYALTY
      DAYS             TOTAL     TRADE ACCTS   FED TAXES   STATE TAXES  OTHER TAXES  AND INSURANCE
      ----            --------   -----------   ---------   -----------  -----------  -------------

     0-30            $107,219     $105,518     $      5     $     34     $  1,662     $     --
     31-60                 --           --           --           --           --           --
     61-90                 --           --           --           --           --           --
     91 +                  --           --           --           --           --           --
                     --------     --------     --------     --------     --------     --------
     TOTAL           $107,219     $105,518     $      5     $     34     $  1,662     $     --
                     ========     ========     ========     ========     ========     ========

                        AGING OF ACCOUNTS RECEIVABLE(3)

     MONTH
     -----

     0-30            $ 50,234  $    50,234     $     --     $     --     $     --     $     --
     31-60               (764)        (764)          --           --           --
     61-90              9,179        9,179           --           --           --
     91 +               4,962        4,962           --           --           --
                     --------  -----------     --------     --------     --------     --------
     TOTAL           $ 63,611  $63,610,978     $     --     $     --     $     --     $     --
                     ========  ===========     ========     ========     ========     ========

(1) MOR 5 is presented only on a consolidated debtor basis.

(2) Days aging from due date.

(3) Days aging from invoice due date.

MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING SEPTEMBER 30, 2001


STATEMENT OF INCOME (LOSS)



                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       23,943,367    $          158,149    $        1,311,018
TOTAL COST OF REVENUES                                         --            25,292,855               158,149             1,399,297
GROSS PROFIT                                   $               --    $       (1,349,488)   $               --    $          (88,279)
===================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $             (990)   $          707,114    $               --    $          140,250
  Insiders Compensation                                        --               188,763                    --                    --
  Professional Fees                                            --             3,392,350                    --                    --
  Other (Earnings in Joint Venture)                            --               616,375              (616,375)                   --

TOTAL OPERATING EXPENSE                        $             (990)   $        4,904,602    $         (616,375)   $          140,250
===================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $              990    $       (6,254,090)   $          616,375    $         (228,529)
INTEREST EXPENSE (includes amort of debt fees)            (73,954)            2,321,833                    --               614,434
DEPRECIATION                                                   --             2,155,512                    --                48,293
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $          (73,954)   $        4,477,345    $               --    $          662,727
===================================================================================================================================
NET INCOME BEFORE TAXES                        $           74,944    $      (10,731,435)   $          616,375    $         (891,256)
INCOME TAXES                                                   --                36,000                    --                    --
===================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $           74,944    $      (10,767,435)   $          616,375    $         (891,256)
===================================================================================================================================


                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP         STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.      CHEMICALS, INC.
              MONTH                               01-37809-H4-11        01-37810-H4-11       01-37811-H4-11        01-37812-H4-11
                                                ------------------    ------------------   ------------------    ------------------
REVENUES  (MOR-1)                               $         (460,327)   $        1,122,478   $          358,476    $        2,936,623
TOTAL COST OF REVENUES                                          --                26,148              516,203             1,924,492
GROSS PROFIT                                    $         (460,327)   $        1,096,330   $         (157,727)   $        1,012,131
===================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $               --    $          211,587   $          (74,946)   $          606,149
  Insiders Compensation                                         --                    --                   --                    --
  Professional Fees                                             --                    --                   --                    --
  Other (Earnings in Joint Venture)                             --                    --                   --                    --

TOTAL OPERATING EXPENSE                         $               --    $          211,587   $          (74,946)   $          606,149
===================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $         (460,327)   $          884,743   $          (82,781)   $          405,982
INTEREST EXPENSE (includes amort of debt fees)              37,665               236,041                   --                    --
DEPRECIATION                                                23,000               485,795                   --               405,582
OTHER (INCOME) EXPENSES*                                        --                    --                   --                    --
OTHER ITEMS**                                                   --                    --                   --                    --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          721,836   $               --    $          405,582
===================================================================================================================================
NET INCOME BEFORE TAXES                         $         (520,992)   $          162,907   $          (82,781)   $              400
INCOME TAXES                                                    --                    --                   --                    --
===================================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $         (520,992)   $          162,907   $          (82,781)   $              400
===================================================================================================================================


                                                                             DEBTORS
              MONTH                                  ELIMINATIONS          CONSOLIDATED
                                                  ------------------    ------------------

REVENUES  (MOR-1)                                  $          460,327    $       29,830,111
TOTAL COST OF REVENUES                                        460,327            29,777,471
GROSS PROFIT                                       $               --    $           52,640
===========================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                $         (465,887)            1,123,277
  Insiders Compensation                                            --               188,763
  Professional Fees                                                --             3,392,350
  Other (Earnings in Joint Venture)                                --                    --
TOTAL OPERATING EXPENSE                            $         (465,887)   $        4,704,390
===========================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)               $          465,887            (4,651,750)
INTEREST EXPENSE (includes amort of debt fees)                465,887             3,601,906
DEPRECIATION                                                       --             3,118,182
OTHER (INCOME) EXPENSES*                                           --                    --
OTHER ITEMS**                                                      --                    --
TOTAL INT. DEPR & OTHER ITEMS                      $          465,887    $        6,720,088
===========================================================================================
NET INCOME BEFORE TAXES                            $               --    $      (11,371,838)
INCOME TAXES                                                       --                36,000
===========================================================================================
NET INCOME (LOSS) (MOR-1)                          $               --    $      (11,407,838)
===========================================================================================


Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING FIBERS, INC.                   CASE NUMBER:  01-37808-H4-11


   CASH RECEIPTS AND
   DISBURSEMENTS                                          8/31/2001(1)       Sep-01        Oct-01    Nov-01    Dec-01    Jan-02
   -----------------                                      ------------    ------------    -------   -------   -------   -------
   1.  CASH-BEGINNING OF MONTH                            $    714,483    $    361,051    $    --   $    --   $    --   $    --
                                                          ------------    ------------    -------   -------   -------   -------

   RECEIPTS:
   2.  CASH SALES                                         $         --    $         --    $    --   $    --   $    --   $    --
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                     4,481,633       2,962,072
   4.  LOANS & ADVANCES (attach list)                               --              --
   5.  SALE OF ASSETS                                               --              --
   6.  OTHER (attach list)                                   1,228,545       1,385,244
   TOTAL RECEIPTS                                         $  5,710,178    $  4,347,316    $    --   $    --   $    --   $    --
   (Withdrawal)Contribution by Individual Debtor MFR-2*            N/A             N/A        N/A       N/A       N/A       N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                        $    319,807    $    156,419    $    --   $    --   $    --   $    --
   8.  PAYROLL TAXES PAID                                      142,508          64,049
   9.  SALES, USE & OTHER TAXES PAID                                --              --
   10. SECURED/RENTAL/LEASES                                        --           4,000
   11. UTILITIES                                               122,540              --
   12. INSURANCE                                                    --         280,148
   13. INVENTORY PURCHASES                                      47,098         162,287
   14. VEHICLE EXPENSES                                             --              --
   15. TRAVEL & ENTERTAINMENT                                      208          14,891
   16. REPAIRS, MAINTENANCE & SUPPLIES                          26,090          58,632
   17. ADMINISTRATIVE & SELLING                                     --           5,339
   18. OTHER (attach list)                                   5,405,358       3,667,091
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $  6,063,610    $  4,412,856    $    --   $    --   $    --   $    --
   19. PROFESSIONAL FEES                                  $         --    $         --    $    --   $    --   $    --   $    --
   20. U.S. TRUSTEE FEES                                            --              --         --        --        --        --
   21. OTHER REORGANIZATION EXPENSES (attach list)                  --              --         --        --        --        --
   TOTAL DISBURSEMENTS                                    $  6,063,610    $  4,412,856    $    --   $    --   $    --   $    --
   22. NET CASH FLOW                                      $   (353,432)   $    (65,540)   $    --   $    --   $    --   $    --
   23. CASH - END OF MONTH (MOR-2)                        $    361,051    $    295,511    $    --   $    --   $    --   $    --


   CASH RECEIPTS AND                                          FILING TO
   DISBURSEMENTS                                                DATE
   -----------------                                        ------------
   1.  CASH-BEGINNING OF MONTH                              $    714,483
                                                            ------------
   RECEIPTS:
   2.  CASH SALES                                           $         --
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                       7,443,705
   4.  LOANS & ADVANCES (attach list)                                 --
   5.  SALE OF ASSETS                                                 --
   6.  OTHER (attach list)                                     2,613,789
   TOTAL RECEIPTS                                           $ 10,057,494
   (Withdrawal)Contribution by Individual Debtor MFR-2*              N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                          $    476,226
   8.  PAYROLL TAXES PAID                                        206,557
   9.  SALES, USE & OTHER TAXES PAID                                  --
   10. SECURED/RENTAL/LEASES                                       4,000
   11. UTILITIES                                                 122,540
   12. INSURANCE                                                 280,148
   13. INVENTORY PURCHASES                                       209,385
   14. VEHICLE EXPENSES                                               --
   15. TRAVEL & ENTERTAINMENT                                     15,099
   16. REPAIRS, MAINTENANCE & SUPPLIES                            84,722
   17. ADMINISTRATIVE & SELLING                                    5,339
   18. OTHER (attach list)                                     9,072,449
   TOTAL DISBURSEMENTS FROM OPERATIONS                      $ 10,476,466
   19. PROFESSIONAL FEES                                    $         --
   20. U.S. TRUSTEE FEES                                              --
   21. OTHER REORGANIZATION EXPENSES (attach list)                    --
   TOTAL DISBURSEMENTS                                      $ 10,476,466
   22. NET CASH FLOW                                        $   (418,972)
   23. CASH - END OF MONTH (MOR-2)                          $    295,511


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

MOR-7                                      *Applies to Individual debtor's only.

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H4-11

   OTHER CASH RECEIPTS AND                             8/31/2001 (1)      Sep-01         Oct-01    Nov-01  Dec-01   Jan-02
   DISBURSEMENTS:
   -----------------------                            -------------    -------------    -------    ------  ------   ------
6.  OTHER RECEIPTS:
       Interest Income                                $         545    $          --
       401(k) Plan Refund                                        --               --
       Cobra Insurance Payment                                6,083            3,806
       Miscellaneous                                         80,917           42,438
       Royalty Owners Trust Account                              --               --
       Emission Credits                                          --               --
       Intercompany Transfers                               871,000        1,139,000
       Account Transfers                                    270,000          200,000


   TOTAL OTHER RECEIPTS                               $   1,228,545    $   1,385,244    $   --    $   --   $   --   $   --
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                        $          --    $          --
       Workover Expense                                          --               --
       Capital Expenditures                                  13,000            4,812
       Revenue & Royalties                                       --               --
       Interest Payment                                          --               --
       Employee Benefits                                     55,027           27,405
       Severance tax                                             --               --
       Pre-petition checks voided in current period          (3,215)          (2,000)
       Insiders                                                  --               --
       Restricted Cash Transactions                              --               --
       Contract Services                                    473,664          431,305
       Licenses / Fees / Permits                              1,439               --
       Freight                                               87,551          101,650
       Account Transfers                                    270,000          200,000
       Outstanding checks to Balance to G/L                (183,381)        (150,611)
       CIT Revolver Payments                              4,691,274        3,054,530
   TOTAL OTHER DISBURSEMENTS                          $   5,405,358    $   3,667,091    $   --    $   --   $   --   $   --

   OTHER CASH RECEIPTS AND                             FILING TO
   DISBURSEMENTS:                                        DATE
   -----------------------                             ---------
6.  OTHER RECEIPTS:
       Interest Income                                 $      545
       401(k) Plan Refund                                      --
       Cobra Insurance Payment                              9,889
       Miscellaneous                                      123,355
       Royalty Owners Trust Account                            --
       Emission Credits                                        --
       Intercompany Transfers                           2,010,000
       Account Transfers                                  470,000


   TOTAL OTHER RECEIPTS                                $2,613,789
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                         $       --
       Workover Expense                                        --
       Capital Expenditures                                17,812
       Revenue & Royalties                                     --
       Interest Payment                                        --
       Employee Benefits                                   82,432
       Severance tax                                           --
       Pre-petition checks voided in current period        (5,215)
       Insiders                                                --
       Restricted Cash Transactions
       Contract Services
       Licenses / Fees / Permits
       Freight
       Account Transfers                                  470,000
       Outstanding checks to Balance to G/L              (333,992)
       CIT Revolver Payments                            7,745,804
   TOTAL OTHER DISBURSEMENTS                           $7,976,840


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

MOR-7 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H4-11


   CASH RECEIPTS AND                                         Chase          Chase          Chase          Chase
   DISBURSEMENTS                                          00100547117    00103316965     103405768    630181003508
   -----------------                                      -----------    -----------   -----------    ------------
   1.  CASH-BEGINNING OF MONTH                            $    35,411    $       353   $    74,378    $        --
   RECEIPTS:
   2.  CASH SALES                                         $        --    $        --   $        --    $        --
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                      670,725
   4.  LOANS & ADVANCES (attach list)
   5.  SALE OF ASSETS
   6.  OTHER (attach list)                                         --      1,139,000       200,000             --
   TOTAL RECEIPTS                                         $   670,725    $ 1,139,000   $   200,000    $        --
   (Withdrawal)Contribution by Individual Debtor MFR-2*           N/A            N/A           N/A            N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                        $        --    $        --   $   156,419    $        --
   8.  PAYROLL TAXES PAID                                                                   64,049
   9.  SALES, USE & OTHER TAXES PAID
   10. SECURED/RENTAL/LEASES                                                   4,000
   11. UTILITIES
   12. INSURANCE                                                             280,148
   13. INVENTORY PURCHASES                                                   162,287
   14. VEHICLE EXPENSES
   15. TRAVEL & ENTERTAINMENT                                                 14,891
   16. REPAIRS, MAINTENANCE & SUPPLIES                                        58,632
   17. ADMINISTRATIVE & SELLING                                                5,339
   18. OTHER (attach list)                                    706,036        612,561            --             --
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $   706,036    $ 1,137,858   $   220,468    $        --
   19. PROFESSIONAL FEES                                  $        --    $        --   $        --    $        --
   20. U.S. TRUSTEE FEES                                           --             --            --             --
   21. OTHER REORGANIZATION EXPENSES (attach list)                 --             --            --             --
   TOTAL DISBURSEMENTS                                    $   706,036    $ 1,137,858   $   220,468    $        --
   22. NET CASH FLOW                                      $   (35,311)   $     1,142   $   (20,468)   $        --
   23. CASH - END OF MONTH (MOR-2)                        $       100    $     1,495   $    53,910    $        --

   CASH RECEIPTS AND                                         Bank One    Bank of America  FILING TO
   DISBURSEMENTS                                             5577659        1171987307       DATE
   -----------------                                        -----------  --------------- -----------
   1.  CASH-BEGINNING OF MONTH                              $    98,848  $   152,062     $   361,051
   RECEIPTS:
   2.  CASH SALES                                           $        --  $        --     $        --
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                      2,291,347                    2,962,072
   4.  LOANS & ADVANCES (attach list)                                                             --
   5.  SALE OF ASSETS                                                                             --
   6.  OTHER (attach list)                                        6,351       39,893       1,385,244
   TOTAL RECEIPTS                                           $ 2,297,698  $    39,893     $ 4,347,316
   (Withdrawal)Contribution by Individual Debtor MFR-2*             N/A          N/A             N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                          $        --  $        --     $   156,419
   8.  PAYROLL TAXES PAID                                                                     64,049
   9.  SALES, USE & OTHER TAXES PAID                                                              --
   10. SECURED/RENTAL/LEASES                                                                   4,000
   11. UTILITIES                                                                                  --
   12. INSURANCE                                                                             280,148
   13. INVENTORY PURCHASES                                                                   162,287
   14. VEHICLE EXPENSES                                                                           --
   15. TRAVEL & ENTERTAINMENT                                                                 14,891
   16. REPAIRS, MAINTENANCE & SUPPLIES                                                        58,632
   17. ADMINISTRATIVE & SELLING                                                                5,339
   18. OTHER (attach list)                                    2,348,494           --       3,667,091
   TOTAL DISBURSEMENTS FROM OPERATIONS                      $ 2,348,494  $        --     $ 4,412,856
   19. PROFESSIONAL FEES                                    $        --  $        --     $        --
   20. U.S. TRUSTEE FEES                                             --           --              --
   21. OTHER REORGANIZATION EXPENSES (attach list)                   --           --              --
   TOTAL DISBURSEMENTS                                      $ 2,348,494  $        --     $ 4,412,856
   22. NET CASH FLOW                                        $   (50,796) $    39,893     $   (65,540)
   23. CASH - END OF MONTH (MOR-2)                          $    48,052  $   191,955     $   295,511


MOR-7                                      *Applies to Individual debtor's only.

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H4-11

CHASE BANK OF TEXAS
acct 00100547117

   OTHER CASH RECEIPTS AND                               Chase          Chase           Chase         Chase
   DISBURSEMENTS:                                     00100547117    00103316965      103405768    630181003508
   -----------------------                            -----------    -----------    -----------  --------------
   6.  OTHER RECEIPTS:
       Interest Income
       401(k) Plan Refund
       Cobra Insurance Payment
       Miscellaneous
       Royalty Owners Trust Account
       Emission Credits
       Intercompany Transfers                                          1,139,000
       Account Transfers                                                                200,000


   TOTAL OTHER RECEIPTS                               $        --    $ 1,139,000    $   200,000   $        --
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense
       Workover Expense
       Capital Expenditures                                                4,812
       Revenue & Royalties
       Interest Payment
       Employee Benefits                                                  27,405
       Severance tax
       Pre-petition checks voided in current period                       (2,000)
       Insiders
       Restricted Cash Transactions
       Contract Services                                                 431,305
       Licenses / Fees / Permits
       Freight                                                           101,650
       Account Transfers                                                 200,000
       Outstanding checks to Balance to G/L                             (150,611)
       CIT Revolver Payments                              706,036
   TOTAL OTHER DISBURSEMENTS                          $   706,036    $   612,561    $        --   $        --

   OTHER CASH RECEIPTS AND                                Bank One    Bank of America   FILING TO
   DISBURSEMENTS:                                          5577659       1171987307         DATE
   -----------------------                                ---------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                                 $        --
       401(k) Plan Refund                                                                       --
       Cobra Insurance Payment                                 3,806                         3,806
       Miscellaneous                                           2,545          39,893        42,438
       Royalty Owners Trust Account                                                             --
       Emission Credits                                                                         --
       Intercompany Transfers                                                            1,139,000
       Account Transfers                                                                   200,000
                                                                                                --
                                                                                                --
   TOTAL OTHER RECEIPTS                                  $     6,351  $       39,893   $ 1,385,244
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                                                         $        --
       Workover Expense                                                                         --
       Capital Expenditures                                                                  4,812
       Revenue & Royalties                                                                      --
       Interest Payment                                                                         --
       Employee Benefits                                                                    27,405
       Severance tax                                                                            --
       Pre-petition checks voided in current period                                         (2,000)
       Insiders                                                                                 --
       Restricted Cash Transactions                                                             --
       Contract Services                                                                   431,305
       Licenses / Fees / Permits                                                                --
       Freight                                                                             101,650
       Account Transfers                                                                   200,000
       Outstanding checks to Balance to G/L                                               (150,611)
       CIT Revolver Payments                               2,348,494                     3,054,530
   TOTAL OTHER DISBURSEMENTS                             $ 2,348,494  $      --        $ 3,667,091


MOR-7 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H4-11


                           CASH ACCOUNT RECONCILIATION
                              MONTH OF AUGUST 2001

  BANK NAME                    Chase Bk of TX     Bank One     Bank of America   Chase Bk of TX    Chase Bk of TX   Chase Bk of Del
  ACCOUNT NUMBER                 00103316965       5577659      0011 7198 7307     00103405768       00100547117      630181003508
  ACCOUNT TYPE                     AP Trade        Lockbox       Petty Cash         Payroll           AR Wires         Contr. Disb.
  ---------------              --------------    ----------    ---------------   --------------    --------------   ---------------
  BANK BALANCE                 $          353    $   98,847    $      152,062    $       74,378    $       35,411    $           --
  DEPOSIT IN TRANSIT                       --
  OUTSTANDING CHECKS                       --            --
  ADJUSTED BANK BALANCE        $          353    $   98,847    $      152,062    $       74,378    $       35,411    $           --
  BEGINNING CASH - PER BOOKS   $       39,373    $  106,241    $       74,495    $      266,693    $      227,680    $           --
  RECEIPTS                                        2,946,963            77,567                           1,544,648
  TRANSFERS BETWEEN ACCOUNTS          601,000                                           270,000
  (WITHDRAWAL)CONTRIBUTION-                --
  BY INDIVIDUAL DEBTOR MFR-2               --
  CHECKS/OTHER DISBURSEMENTS         (640,021)   (2,954,356)                           (462,315)       (1,736,918)
  ENDING CASH - PER BOOKS      $          352    $   98,848    $      152,062    $       74,378    $       35,410    $           --

  BANK NAME
  ACCOUNT NUMBER
  ACCOUNT TYPE                     TOTAL
  ---------------               ----------
  BANK BALANCE                  $  361,051
  DEPOSIT IN TRANSIT
  OUTSTANDING CHECKS
  ADJUSTED BANK BALANCE         $  361,051
  BEGINNING CASH - PER BOOKS    $  714,482
  RECEIPTS                       4,569,178
  TRANSFERS BETWEEN ACCOUNTS       871,000
  (WITHDRAWAL)CONTRIBUTION-
  BY INDIVIDUAL DEBTOR MFR-2
  CHECKS/OTHER DISBURSEMENTS    (5,793,610)
  ENDING CASH - PER BOOKS       $  361,049



MOR-8

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H4-11


                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001



BANK NAME                     Chase Bk of TX     Bank One     Bank of America    Chase Bk of TX   Chase Bk of TX   Chase Bk of Del
ACCOUNT NUMBER                 00103316965       5577659       0011 7198 7307      00103405768     00100547117       630181003508
ACCOUNT TYPE                    AP Trade         Lockbox        Petty Cash          Payroll         AR Wires          Contr. Disb.
--------------               ---------------   ----------    ----------------    --------------  ---------------   ---------------
BANK BALANCE                 $        1,495    $   48,050    $      191,955    $       53,909    $          100    $           --
DEPOSIT IN TRANSIT                       --
OUTSTANDING CHECKS                       --            --
ADJUSTED BANK BALANCE        $        1,495    $   48,050    $      191,955    $       53,909    $          100    $           --
=================================================================================================================================
BEGINNING CASH - PER BOOKS   $          352    $   98,848    $      152,062    $       74,378    $       35,410    $           --
RECEIPTS                                        2,297,698            39,893                             670,725
TRANSFERS BETWEEN ACCOUNTS          939,000                                           200,000
(WITHDRAWAL)CONTRIBUTION-                --
BY INDIVIDUAL DEBTOR MFR-2               --
CHECKS/OTHER DISBURSEMENTS         (937,858)   (2,348,494)                           (220,468)         (706,036)
ENDING CASH - PER BOOKS      $        1,494    $   48,052    $      191,955    $       53,910    $           99    $           --
=================================================================================================================================

BANK NAME
ACCOUNT NUMBER
ACCOUNT TYPE                       TOTAL
--------------                  ----------
BANK BALANCE                    $  295,509
DEPOSIT IN TRANSIT
OUTSTANDING CHECKS
ADJUSTED BANK BALANCE           $  295,509
==========================================
BEGINNING CASH - PER BOOKS      $  361,050
RECEIPTS                         3,008,316
TRANSFERS BETWEEN ACCOUNTS       1,139,000
(WITHDRAWAL)CONTRIBUTION-
BY INDIVIDUAL DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS      (4,212,856)
ENDING CASH - PER BOOKS         $  295,509
==========================================


MOR-8

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g, salary, commission, bonus, etc.) (Attach additional pages as necessary.)

                                                                                                                        FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)    8/31/2001 (1)  Sep-2001     Oct-2001     Nov-2001     Dec-2001     Jan-2002      DATE
-------------------------------------    -------------  --------     --------     --------     --------     --------    ---------

1.                                         $     --     $     --     $     --     $     --     $     --     $     --     $     --
2.                                               --           --           --           --           --           --           --
3.                                               --           --           --           --           --           --           --
4.                                               --           --           --           --           --           --           --
5.                                               --           --           --           --           --           --           --
6.                                               --           --           --           --           --           --           --
7.                                               --           --           --           --           --           --           --
8.                                               --           --           --           --           --           --           --
9.                                               --           --           --           --           --           --           --


TOTAL INSIDERS (MOR-1)                     $     --     $     --     $     --     $     --     $     --     $     --     $     --

         PROFESSIONALS                                                                                                  FILING TO
        NAME/ORDER DATE                  8/31/2001 (1)  Sep-2001     Oct-2001     Nov-2001     Dec-2001     Jan-2002      DATE
        ---------------                  -------------  --------     --------     --------     --------     --------    ---------

1.                                         $     --     $     --     $     --     $     --     $     --     $     --     $     --
2.                                               --           --           --           --           --           --           --
3.                                               --           --           --           --           --           --           --
4.                                               --           --           --           --           --           --           --
5.                                               --           --           --           --           --           --           --
6.                                               --           --           --           --           --           --           --
TOTAL PROFESSIONALS (MOR-1)                $     --     $     --     $     --     $     --     $     --     $     --     $     --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES ; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

MOR-9